SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) is February 13, 2007
ENERGY WEST, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

MONTANA	0-14183	81-0141785

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or jurisdiction)		Number)

1 First Avenue South, Great Falls, Montana	59401

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (406) 791-7500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
On February 13, 2007, the Company issued a press release announcing its earnings for the quarter ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference. The information contained in Exhibit 99.1 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits.

Exhibit	Item
No.
99.1	Press release dated February 13, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY WEST, INCORPORATED
Dated: February 14, 2007	By:	/s/ David A. Cerotzke
David A. Cerotzke
Chief Executive Officer